Exhibit 10.6

FORM OF FORWARD PURCHASE AND SUBSCRIPTION AGREEMENT

This Forward Purchase and Subscription Agreement (this “Agreement”), made as of August 31, 2020, by and among LF Capital Acquisition Corp., a Delaware corporation (the “Company”), Level Field Capital LLC, a Delaware limited liability company (the “Sponsor”), and the subscriber named on the signature page below (the “Subscriber”), is intended to set forth certain representations, covenants and agreements among the Company, the Sponsor and the Subscriber, with respect to the acquisition by the Subscriber of Class A Common Stock of the Company, par value $0.0001 per share (“Common Stock”), pursuant to Sections 1(a)(iii) and (iv) hereof, which representations, covenants and agreements are made in connection with the proposed business combination (the “Transaction”) among the Company, LF Capital Merger Sub, a Delaware corporation (“Merger Sub”), Landsea Holdings Corporation, a Delaware corporation (“LHC”), and Landsea Homes Incorporated, a Delaware corporation (“Landsea”).

WHEREAS, the parties wish to enter into this Agreement, pursuant to which, subject to the terms and conditions set forth in this Agreement, at any one time or from time to time, commencing on the second Trading Day following the date the Company publicly files the Merger Agreement (as defined below) and the related management presentation on a Current Report on Form 8-K (the “Purchase Commencement Date”) and through the Purchase Deadline (as defined below), other than as expressly provided in Section 1(a)(iii) of this Agreement, the Subscriber shall purchase its Purchase Allocation (as defined below); and

WHEREAS, as consideration for the Subscriber’s commitment to purchase its Purchase Allocation, such Subscriber shall be entitled to receive the Utilization Fee Shares (as defined below) and, if applicable, the Additional Fee Shares (as defined below) as set forth in Section 1(b) hereof.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1. (a) Forward Purchase.

(i) The Subscriber covenants and agrees that until the earlier of the (A) consummation of the Transaction (the “Merger Closing”) or (B) Termination Date (as defined below), it shall not, and shall ensure that each of its Affiliates does not, Transfer any shares of Common Stock acquired pursuant to the terms of this Agreement. For purposes hereof, “Affiliate” shall mean affiliate as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, any entity for which a Subscriber directly or indirectly serves as investment adviser or manager; and “Transfer” shall mean any direct or indirect transfer, redemption, disposition or monetization in any manner whatsoever, including, without limitation, through redemption election or any derivative transactions.

(ii) The Subscriber covenants and agrees that it shall, and shall cause each of its Affiliates to, (A) vote all shares of Common Stock that it owns as of the record date for the special meeting of the Company’s stockholders called to vote on the Transaction (the “Record Date”), up to a maximum of the Target Allocation, for the Special Meeting (as defined below) in favor of the Transaction and each of the other proposals of the Company set forth in the Proxy Statement to be filed with the Securities and Exchange Commission in connection with a special meeting of Company stockholders (the “Special Meeting”) to be held to approve, among other things, the Transaction, and (B) not exercise its redemption rights in respect of any shares of Common Stock owned by Subscriber or its Affiliates, up to a maximum number of shares not to exceed the Target Allocation, in connection with the Special Meeting or in connection with the Company’s proposal to extend the deadline for its initial business combination beyond September 22, 2020 (the “Extension”).

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(iii) Commencing on the Purchase Commencement Date and through the close of business on the Trading Day (as defined below) immediately preceding the Record Date (the “Purchase Deadline”), the Subscriber shall (provided it is lawful to do so) use commercially reasonable efforts to purchase shares of Common Stock at a price per share up to the Maximum Price (as defined below), from time to time, for an aggregate purchase price up to (but not exceeding) the Purchase Allocation amount set forth underneath such Subscriber’s name on the signature page hereto (its “Purchase Allocation”). For the avoidance of doubt, the Company may demonstrate the Subscriber did not take commercially reasonable efforts to purchase all or a portion of its Purchase Allocation solely by means of documentary evidence of offers of availability of shares of Common Stock at such pricing from the Placement Agent to such Subscriber (with respect to such portion of its Purchase Allocation). All such purchases under this Section 1(a)(iii) shall be made by the Subscriber via open market purchases or in privately negotiated transactions with third parties, including forward contracts, provided that: (a) any such privately negotiated transactions settle no later than the Record Date, and (b) the Subscriber shall not be required to purchase any shares of Common Stock at a price per share above $10.56, inclusive of any fees and commissions (the “Maximum Price”). On the calendar day immediately following the Purchase Deadline, and at such other times as may be requested by the Company, the Subscriber shall (x) notify the Company in writing of the number of shares of Common Stock so purchased pursuant to this Section 1(a)(iii) (the “Market Shares”) and the aggregate purchase price paid therefor by such Subscriber (net of any transaction fees) and (y) in the case of any Market Shares acquired in privately negotiated transactions with third parties, provide the Company with all documentation reasonably requested by the Company and its advisors (including without limitation, its legal counsel) and its transfer agent and proxy solicitor to confirm that the Subscriber purchased, or has irrevocably contracted to purchase, such shares. Notwithstanding the foregoing, and for the avoidance of doubt, if the Agreement and Plan of Merger, by and among the Company, Merger Sub, LHC and Landsea, dated as of August 31, 2020 (the “Merger Agreement”) is terminated in accordance with its terms prior to the Merger Closing, then Subscriber’s obligations to purchase shares of Common Stock under this Section 1(a)(iii) will immediately terminate and be extinguished. For purposes hereof, “Trading Day” shall mean a day during which trading in the Common Stock generally occurs on The Nasdaq Capital Market.

(iv) In the event the Subscriber has not acquired a sufficient number of Market Shares pursuant to Section 1(a)(iii) hereof to satisfy in full its Purchase Allocation, because a sufficient number of shares of Common Stock were unavailable for purchase from private third parties or in the open market at or below the then applicable Maximum Price, such Subscriber shall be released from its obligation to purchase the remaining amount of its Purchase Allocation.

(v) For the avoidance of doubt, nothing in this Agreement will prohibit the Subscriber from acquiring shares of Common Stock of the Company in excess of its applicable Purchase Allocation; provided, no Utilization Fee Shares or Additional Fee Shares will be issued as compensation for any shares purchased in excess of the applicable Purchase Allocation.

(b) Utilization Fees and Additional Fees.

(i) Substantially concurrently with the Merger Closing, in consideration for the Subscriber’s obligation to acquire its Purchase Allocation, the Company shall issue to the Subscriber a number of shares of Common Stock (the “Utilization Fee Shares”) equal to 0.06775 multiplied by the Target Allocation (as defined below) of such Subscriber; provided that such Utilization Fee Shares for the Subscriber shall be rounded to the nearest whole Share, and the Subscriber shall not receive fractional Shares. The Subscriber’s “Target Allocation” shall equal (i) such Subscriber’s Purchase Allocation; divided by (ii) the then applicable Maximum Price. For the avoidance of doubt, subject to the terms of this Agreement, Subscriber shall be entitled to receive Utilization Fee Shares whether or not Subscriber purchases any shares of Common Stock.

(ii) Substantially concurrently with the Merger Closing, in consideration for the Subscriber’s obligations to acquire its Purchase Allocation, if the Pre-Closing Price (as defined below) exceeds $10.56, the Company shall issue to such Subscriber a number of shares of Common Stock (the “Additional Fee Shares”) equal to the Additional Fee Amount (as defined below) multiplied by the applicable Target Allocation of such Subscriber; provided such Additional Fee Shares for the Subscriber shall be rounded to the nearest whole Share, and the Subscriber shall not receive fractional Shares. Notwithstanding the above, if shares of Common Stock were procurable by the Subscriber at or below the then applicable Maximum Price during the period of the Purchase Commencement Date and through the close of business on the tenth Trading Day prior to the consummation of the Merger Closing (as may be demonstrated solely by means of documentary evidence of offers of availability of shares of Common Stock at such pricing from the Placement Agent to such Subscriber), such Subscriber shall not receive the Additional Fee Shares.  For the avoidance of doubt, this equates to a maximum of 0.04167 Additional Fee Shares issued for each share of Common Stock to be purchased by the Subscriber, assuming a purchase price per share of Common Stock of $10.56.

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“VWAP” means, for any date, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding Trading Day) on the trading market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)).

The “Additional Fee Amount” shall equal (a) the Reference Price (as defined below) divided by (b) $10.56.

The “Reference Price” shall equal (a) the lesser of (i) $11.00 or (ii) the Pre-Closing Price, minus (b) $10.56.

The “Pre-Closing Price” shall equal the average VWAP for the five (5) Trading Day period ending on the close of business on the Trading Day prior to the date the Company redeems its Common Stock in connection with the Transaction.

For the avoidance of doubt, if the Pre-Closing Price is less than or equal to $10.56, no Additional Fee Shares shall be issued. For the avoidance of doubt, subject to the terms of this Agreement, the Subscriber may be entitled to receive Additional Fee Shares whether or not Subscriber purchases any shares of Common Stock.

(iii) Immediately prior to the Merger Closing, the Sponsor shall transfer to the Company for forfeiture, and the Company shall retire and cancel, a number of shares of Class B Common Stock held by the Sponsor equal to the aggregate number of Utilization Fee Shares and the Additional Fee Shares issued to the Subscriber.

2. Delivery. The Subscriber understands and agrees that its right to receive the Offered Shares is made subject to the following terms and conditions:

(a) Contemporaneously with the execution and delivery of this Agreement, the Subscriber shall execute and deliver the Investor Questionnaire (as defined below) no fewer than three (3) days prior to the anticipated date of the Merger Closing.

(b) On the date of the Merger Closing, the Company shall deliver (or cause the delivery of) the Utilization Fee Shares and the Additional Fee Shares, as applicable, in book entry form to the Subscriber or to a custodian designated by the Subscriber, as applicable.

(c) At or prior to the date of the Merger Closing, the Subscriber shall deliver to the Company a duly completed and executed Internal Revenue Service Form W-9.

3. Expenses. Each party hereto shall pay all of its own expenses in connection with this Agreement and the transactions contemplated hereby.

4. Registration Rights.

(a) The Company agrees that, within forty-five (45) calendar days after the Merger Closing (the “Filing Deadline”), the Company will file with the Securities and Exchange Commission (the “SEC”) (at the Company’s sole cost and expense) a registration statement (the “Registration Statement”) registering the resale of the Utilization Fee Shares and the Additional Fee Shares (the “Offered Shares”), and the Company shall use its commercially reasonable efforts to have the Registration Statement declared effective as soon as practicable after the filing thereof, but no later than the 60th calendar day (or 120th calendar day if the SEC notifies the Company that it will “review” the Registration Statement) following the Filing Deadline (such date, the “Effectiveness Date”); provided, however, that the Company’s obligations to include such Offered Shares in the Registration Statement are contingent upon the Subscriber furnishing in writing to the Company such information regarding such Subscriber, the securities of the Company held by such Subscriber and the intended method of disposition of the Shares as shall be reasonably requested by the Company to effect the registration of such Offered Shares, and shall execute such documents in connection with such registration as the Company may reasonably request that are customary of a selling stockholder in similar situations.

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(b) The Company further agrees that, in the event that (i) the Registration Statement is not filed with the SEC on or prior to the Filing Deadline, (ii) the Registration Statement has not been declared effective by the SEC by the Effectiveness Date, (iii) after such Registration Statement is declared effective by the SEC, (A) such Registration Statement ceases for any reason (including without limitation by reason of a stop order, or the Company’s failure to update the Registration Statement), to remain continuously effective as to all Offered Shares for which it is required to be effective or (B) the Subscriber is not permitted to utilize the Registration Statement to resell its Offered Shares (in each case of (A) and (B), (x) other than within the time period(s) permitted by this Agreement (including pursuant to Section 4(c)) and (y) excluding by reason of a post-effective amendment required in connection with the Company’s filing of an amendment thereto (a “Special Grace Period”), which Special Grace Period shall not be treated as a Registration Default (as defined below)), or (iv) after the date six months following the date of the Merger Closing, and only in the event the Registration Statement is not effective or available to sell all of the Offered Shares, the Company fails to file with the SEC any required reports under Section 13 or 15(d) of the Exchange Act such that it is not in compliance with Rule 144(c)(1) (or Rule 144(i)(2), if applicable) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), as a result of which the Subscriber, if not an affiliate of the Company, is unable to sell its Offered Shares without restriction under Rule 144 (or any successor thereto) (each such event referred to in clauses (i) through (iv), a “Registration Default” and, for purposes of such clauses, the date on which such Registration Default occurs, a “Default Date”), then in addition to any other rights such Subscriber may have hereunder or under applicable law, on each such Default Date and on each monthly anniversary of each such Default Date (if the applicable Registration Default shall not have been cured by such date) until the applicable Registration Default is cured, the Company shall pay to such Subscriber an amount in cash, as partial liquidated damages and not as a penalty (“Liquidated Damages”), equal to 0.5% of the aggregate number of Offered Shares held by the Subscriber on the Default Date, multiplied by $10.56 (the “Default Amount”); provided, however, that if such Subscriber fails to provide the Company with any information requested by the Company that is required to be provided in such Registration Statement with respect to such Subscriber as set forth herein, then, for purposes of this Section 4, the Filing Date or Effectiveness Date, as applicable, for a Registration Statement with respect to such Subscriber shall be extended until two (2) Trading Days following the date of receipt by the Company of such required information from such Subscriber; and in no event shall the Company be required hereunder to pay to such Subscriber pursuant to this Agreement an aggregate amount that exceeds 5.0% of the Default Amount. The Liquidated Damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of a Registration Default, except in the case of the first Default Date. The Company shall deliver the cash payment to such Subscriber with respect to any Liquidated Damages by the fifth Trading Day after the date payable. If the Company fails to pay said cash payment to such Subscriber in full by the fifth Trading Day after the date payable, the Company will pay interest thereon at a rate of 5.0% per annum (or such lesser maximum amount that is permitted to be paid by applicable law, and calculated on the basis of a year consisting of 360 days) to such Subscriber, accruing daily from the date such Liquidated Damages are due until such amounts, plus all such interest thereon, are paid in full. Notwithstanding the foregoing, nothing shall preclude the Subscriber from pursuing or obtaining any available remedies at law, specific performance or other equitable relief with respect to this Section 4 in accordance with applicable law. The parties agree that notwithstanding anything to the contrary herein, no Liquidated Damages shall be payable to the Subscriber with respect to any period during which all of such Subscriber’s Offered Shares may be sold by such Subscriber without volume or manner of sale restrictions under Rule 144 and the Company is in compliance with the current public information requirements under Rule 144(c)(1) (or Rule 144(i)(2), if applicable).

(c) Notwithstanding anything to the contrary in this Agreement, the Company shall be entitled to delay or postpone the effectiveness of the Registration Statement, and from time to time to require the Subscriber not to sell under the Registration Statement or to suspend the effectiveness thereof, if the negotiation or consummation of a transaction by the Company or its subsidiaries is pending or an event has occurred, which negotiation, consummation or event, the Company’s board of directors reasonably believes, upon the advice of legal counsel, could require additional disclosure by the Company in the Registration Statement of material information that the Company has a bona fide business purpose for keeping confidential and the non-disclosure of which in the Registration Statement would be expected, in the reasonable determination of the Company’s board of directors, upon the advice of legal counsel, to cause the Registration Statement to fail to comply with applicable disclosure requirements (each such circumstance, a “Suspension Event”); provided, however, that the Company may not delay or suspend the Registration Statement on more than two occasions or for more than sixty (60) consecutive calendar days, or more than ninety (90) total calendar days, in each case during any twelve-month period. Upon receipt of any written notice from the Company of the happening of any Suspension Event (which notice shall not contain material non-public information) during the period that the Registration Statement is effective or if as a result of a Suspension Event the Registration Statement or related prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made (in the case of the prospectus) not misleading, the Subscriber agrees that (i) it will immediately discontinue offers and sales of the Offered Shares under the Registration Statement (excluding, for the avoidance of doubt, sales conducted pursuant to Rule 144) until such Subscriber receives copies of a supplemental or amended prospectus (which the Company agrees to promptly prepare) that corrects the misstatement(s) or omission(s) referred to above and receives notice that any post-effective amendment has become effective or unless otherwise notified by the Company that it may resume such offers and sales, and (ii) it will maintain the confidentiality of any information included in such written notice delivered by the Company unless otherwise required by law or subpoena. If so directed by the Company, the Subscriber will deliver to the Company or, in such Subscriber’s sole discretion destroy, all copies of the prospectus covering the Offered Shares in such Subscriber’s possession; provided, however, that this obligation to deliver or destroy all copies of the prospectus covering the Offered Shares shall not apply (i) to the extent such Subscriber is required to retain a copy of such prospectus (a) in order to comply with applicable legal, regulatory, self-regulatory or professional requirements or (b) in accordance with a bona fide pre-existing document retention policy or (ii) to copies stored electronically on archival servers as a result of automatic data back-up.

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(d) The Company shall indemnify and hold harmless the Subscriber (to the extent a seller under the Registration Statement), and its affiliates, officers, directors, members, managers, partners, employees, agents, attorneys and advisors, and each person who controls such Subscriber (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all losses, claims, damages, liabilities, costs (including, without limitation, reasonable costs of preparation and investigation and reasonable and documented out-of-pocket attorneys’ fees) and expenses (collectively, “Losses”), as incurred, that arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in the Registration Statement, any prospectus included in the Registration Statement or any form of prospectus or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus or form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading.

(e) The Subscriber shall indemnify and hold harmless the Company, its directors, officers, agents and employees, and each person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), to the fullest extent permitted by applicable law, from and against any and all Losses, as incurred, arising out of or are based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, any prospectus included in the Registration Statement, or any form of prospectus, or in any amendment or supplement thereto or in any preliminary prospectus, or arising out of or relating to any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, or any form of prospectus or supplement thereto, in light of the circumstances under which they were made) not misleading to the extent, but only to the extent, that such untrue statements or omissions are based solely upon information regarding such Subscriber furnished in writing to the Company by such Subscriber expressly for use therein. In no event shall the liability of the Subscriber pursuant to this paragraph exceed the dollar amount of the Purchase Allocation.

5. Representations, Warranties, Understandings, Risk Acknowledgments, and Covenants of the Subscriber. The Subscriber hereby represents, warrants and covenants to the Company as follows:

(a) Such Subscriber has been duly incorporated or otherwise formed and is validly existing in good standing under the laws of its jurisdiction of incorporation or formation, with full power and authority to enter into, deliver and perform its obligations under this Agreement.

(b) This Agreement has been duly authorized, executed and delivered by such Subscriber and constitutes a legal, valid and binding obligation of such Subscriber, enforceable against such Subscriber signed in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

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(c) The execution, delivery and performance by such Subscriber of this Agreement and the consummation of the transactions contemplated herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of such Subscriber or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which such Subscriber or any of its subsidiaries is a party or by which such Subscriber or any of its subsidiaries is bound or to which any of the property or assets of such Subscriber or any of its subsidiaries is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of such Subscriber and its subsidiaries, taken as a whole (a “Subscriber Material Adverse Effect”), or materially affect the legal authority of such Subscriber to comply in all material respects with the terms of this Agreement; (ii) result in any violation of the provisions of the organizational documents of such Subscriber or any of its subsidiaries; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over such Subscriber or any of its subsidiaries or any of their respective properties that would reasonably be expected to have a Subscriber Material Adverse Effect or materially affect the legal authority of such Subscriber to comply in all material respects with this Agreement.

(d) Such Subscriber (i) was at the time it was offered the Offered Shares, and will be at the closing of the issuance of the Utilization Fee Shares and the Additional Fee Shares (x) a “qualified institutional buyer” (as defined in Rule 144A promulgated under the Securities Act) or (y) an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act), in each case, satisfying the applicable requirements set forth on Schedule A and (ii) is acquiring the Utilization Fee Shares and, if applicable, the Additional Fee Shares for his, her or its own account, and not for the account of others, or if such Subscriber is subscribing for the such shares as a fiduciary or agent for one or more investor accounts, each owner of such account is a qualified institutional buyer or an institutional “accredited investor” (within the meaning of Rule 501(a) under the Securities Act) and such Subscriber has full investment discretion with respect to each such account, and the full power and authority to make the acknowledgements, representations and agreements herein on behalf of each owner of each such account, and (iii) is not acquiring the Offered Shares with a view to, or for offer or sale in connection with, any distribution thereof in violation of the Securities Act (and shall provide the requested information on Schedule A following the signature page hereto). Such Subscriber is not an entity formed for the specific purpose of acquiring the Offered Shares.

(e) Such Subscriber understands that the Offered Shares are being offered in a transaction not involving any public offering within the meaning of the Securities Act and that the Offered Shares have not been registered under the Securities Act. Such Subscriber understands that Offered Shares may not be resold, transferred, pledged or otherwise disposed of by such Subscriber absent an effective registration statement under the Securities Act except (i) to the Company or a subsidiary thereof, (ii) to non-U.S. persons pursuant to offers and sales that occur outside the United States within the meaning of Regulation S under the Securities Act or (iii) pursuant to another applicable exemption from the registration requirements of the Securities Act, and in each of cases (i) and (iii) in accordance with any applicable securities laws of the states and other jurisdictions of the United States, and that any certificates or book entry records representing the Offered Shares shall contain a legend to such effect. Such Subscriber acknowledges that the Offered Shares will not be eligible for resale pursuant to Rule 144A promulgated under the Securities Act. Such Subscriber understands and agrees that the Offered Shares, unless and until registered under an effective registration statement pursuant to the Securities Act, will be subject to transfer restrictions and, as a result of these transfer restrictions, such Subscriber may not be able to readily resell the Offered Shares and may be required to bear the financial risk of an investment in the Offered Shares for an indefinite period of time. Such Subscriber understands that it has been advised to consult legal counsel prior to making any offer, resale, pledge or transfer of any of the Offered Shares.

(f) Such Subscriber further acknowledges that there have been no representations, warranties, covenants and agreements made to such Subscriber by the Company, or its officers or directors or any other party to the Transaction, expressly or by implication, other than those representations, warranties, covenants and agreements of the Company included in this Agreement.

(g) Such Subscriber represents and warrants that its acquisition and holding of the Offered Shares will not constitute or result in a non-exempt prohibited transaction under Section 406 of the Employee Retirement Income Security Act of 1974, as amended, Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”), or any applicable similar law.

(h) Such Subscriber acknowledges and agrees that such Subscriber has received such information as such Subscriber deems necessary in order to make an investment decision with respect to the Offered Shares. Such Subscriber represents and agrees that such Subscriber and such Subscriber’s professional advisor(s), if any, have had the full opportunity to ask such questions, receive such answers and obtain such information as such Subscriber and such undersigned’s professional advisor(s), if any, have deemed necessary to make an investment decision with respect to the Offered Shares.

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(i) Such Subscriber became aware of this offering of the Offered Shares solely by means of direct contact between such Subscriber and the Company or a representative of the Company, and the Offered Shares were offered to such Subscriber solely by direct contact between such Subscriber and the Company or a representative of the Company. Such Subscriber did not become aware of this offering of the Offered Shares, nor were the Offered Shares offered to such Subscriber, by any other means. Such Subscriber acknowledges that the Company represents and warrants that the Offered Shares (i) were not offered by any form of general solicitation or general advertising and (ii) are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws. Such Subscriber has a substantive pre-existing relationship with the Company, Landsea or their affiliates, B. Riley FBR, Inc. (“B. Riley FBR”), or Barclays Capital Inc. (together with B. Riley FBR, the “Placement Agents”).

(j) Such Subscriber acknowledges that it is aware that there are substantial risks incident to the ownership of the Offered Shares. Such Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Offered Shares, and such Subscriber has sought such accounting, legal and tax advice as such Subscriber has considered necessary to make an informed investment decision.

(k) Alone, or together with any professional advisor(s), such Subscriber has adequately analyzed and fully considered the risks of an investment in the Offered Shares and determined that the Offered Shares are a suitable investment for such Subscriber and that such Subscriber is able at this time and in the foreseeable future to bear the economic risk of a total loss of such Subscriber’s investment in the Company. Such Subscriber acknowledges specifically that a possibility of total loss exists.

(l) In making its decision to enter into this Agreement, such Subscriber represents and warrants that it has relied solely upon independent investigation made by such Subscriber and the representations and warranties set forth herein. Without limiting the generality of the foregoing, such Subscriber has not relied on any statements or other information provided by the Placement Agents concerning the Company or the Offered Shares or the offer and sale of the Offered Shares.

(m) Such Subscriber understands and agrees that no federal or state agency has passed upon or endorsed the merits of the offering of the Offered Shares or made any findings or determination as to the fairness of this investment.

(n) Such Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any executive order issued by the President of the United States and administered by OFAC (“OFAC List”), or a person or entity targeted by any OFAC sanctions program, (ii) an entity owned fifty percent (50%) or more, directly or indirectly, by one or more persons or entities on the OFAC List, (iii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iv) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank (collectively, a “Prohibited Investor”). Such Subscriber agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that such Subscriber is permitted to do so under applicable law. If such Subscriber is a financial institution subject to the Bank Secrecy Act (31 U.S.C. Section 5311 et seq.) (the “BSA”), as amended by the USA PATRIOT Act of 2001 (the “PATRIOT Act”), and its implementing regulations (collectively, the “BSA/PATRIOT Act”), such Subscriber maintains policies and procedures reasonably designed to comply with applicable obligations under the BSA/PATRIOT Act. To the extent required, it maintains policies and procedures reasonably designed for the screening of its investors against the OFAC sanctions programs, including the OFAC List. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by such Subscriber and used to purchase the Offered Shares were legally derived.

(o) No disclosure or offering document has been prepared by the Placement Agents or any of their respective affiliates in connection with the offer and sale of the Offered Shares.

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(p) The Placement Agents and each of their respective directors, officers, employees, representatives and controlling persons have made no independent investigation with respect to the Company or the Offered Shares or the accuracy, completeness or adequacy of any information supplied to such Subscriber by the Company.

(q) In connection with the transfer of the Offered Shares, the Placement Agents have not acted as such Subscriber’s financial advisor or fiduciary.

(r) Such Subscriber and its affiliates do not have, and during the 30-day period immediately prior hereto such undersigned and its affiliates have not entered into, any “put equivalent position” as such term is defined in Rule 16a-1 under the Exchange Act of 1934, as amended, or short sale positions with respect to the securities of the Company. In addition, such Subscriber shall comply with all applicable provisions of Regulation M promulgated under the Securities Act.

(s) Such Subscriber acknowledges and agrees that the certificate or book-entry position representing the Offered Shares will bear or reflect, as applicable, a legend substantially similar to the following:

“THIS SECURITY WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND THIS SECURITY MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. THE HOLDER OF THIS SECURITY AGREES FOR THE BENEFIT OF THE ISSUER OF THIS SECURITY THAT (A) THIS SECURITY MAY BE OFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED, ONLY (I) PURSUANT TO ANY EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, (II) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR (III) TO THE ISSUER OF THIS SECURITY, IN EACH OF CASES (I) THROUGH (III) IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND (B) THE HOLDER WILL NOTIFY ANY SUBSEQUENT PURCHASER OF THIS SECURITY FROM IT OF THE RESALE RESTRICTIONS REFERRED TO IN (A) ABOVE. THE ISSUER OF THIS SECURITY MAY REQUIRE THE DELIVERY OF A WRITTEN OPINION OF COUNSEL, CERTIFICATIONS AND/OR ANY OTHER INFORMATION IT REASONABLY REQUIRES TO CONFIRM THE SECURITIES ACT EXEMPTION FOR SUCH TRANSACTION.”

(t) The aggregate consideration set forth in this Agreement is the result of arm’s-length negotiations between the Company and such Subscriber.

(u) No Offered Shares will be issued to such Subscriber in connection with the Transaction for indebtedness (or interest thereon) of the Company.

(v) No Offered Shares will be transferred to a Subscriber for services rendered to or for the benefit of the Company or any of its affiliates in connection with the transfer of Offered Shares pursuant to this Agreement or the Transaction.

(w) There is no indebtedness between such Subscriber, on the one hand, and the Company or any of its affiliates, on the other hand, and there will be no indebtedness created in favor of such Subscriber as a result of the Transaction.

(x) Such Subscriber is not under the jurisdiction of a court in a Title 11 or similar case (within the meaning of Section 368(a)(3)(A) of the Code.

(y) Such Subscriber’s non-tax business purpose for effecting the transactions contemplated hereby is to acquire the Offered Shares for investment.

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(z) Such Subscriber (a) does not have any plan or intention to sell, transfer, exchange or otherwise dispose of any Offered Shares, (b) has not entered into, nor is such Subscriber subject to, any agreement, arrangement or binding commitment (whether written or oral), to sell, transfer, exchange or otherwise dispose of any Offered Shares, or (c) has not granted any option to purchase or acquire any Offered Shares.

(aa) Such Subscriber will comply with all reporting and record-keeping requirements applicable to the issuance of the Offered Shares and the Transaction which are prescribed by the Code, the Income Tax Regulations promulgated thereunder (the “Treasury Regulations”), or by forms, instructions, or other publications of the United States Internal Revenue Service, including, without limitation, the record-keeping and information filing requirements prescribed by Treasury Regulations Section 1.351-3.

6. Representations and Warranties of the Company. The Company represents and warrants to the Subscriber as follows:

(a) The Company has been duly incorporated, is validly existing and is in good standing under the laws of the State of Delaware, with corporate power and authority to own, lease and operate its properties and conduct its business as presently conducted, and to enter into, deliver and perform its obligations under this Agreement.

(b) The Offered Shares have been duly authorized and are validly issued, fully paid and non-assessable and have not been issued in violation of, or subject to, any preemptive or similar rights created under the Company’s certificate of incorporation, or under the laws of the State of Delaware.

(c) This Agreement has been duly authorized, executed and delivered by the Company and is enforceable in accordance with its terms, except as may be limited or otherwise affected by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws relating to or affecting the rights of creditors generally, and (ii) principles of equity, whether considered at law or equity.

(d) The execution, delivery and performance by the Company of this Agreement, the issuance of the Offered Shares and the compliance by the Company with all of the provisions of this Agreement and the consummation of the transactions herein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any of the property or assets of the Company or any of its subsidiaries pursuant to the terms of (i) any indenture, mortgage, deed of trust, loan agreement, lease, license or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company is subject, which would reasonably be expected to have a material adverse effect on the business, properties, financial condition, stockholders’ equity or results of operations of the Company (a “Company Material Adverse Effect”) or materially affect the validity of the Offered Shares or the legal authority of the Company to comply in all material respects with the terms of this Agreement; (ii) result in any violation of the provisions of the organizational documents of the Company; or (iii) result in any violation of any statute or any judgment, order, rule or regulation of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its properties or of the Nasdaq Marketplace Rules, that would have a Company Material Adverse Effect or materially affect the validity of the Offered Shares or the legal authority of the Company to comply with this Agreement.

(e) The Company has delivered to such Subscriber a true and correct copy of the Merger Agreement (including all schedules and exhibits thereto) in substantially the same form as the form executed and delivered by the parties thereto as of August 31, 2020.

(f) Assuming the accuracy of the representations and warranties of the Subscriber, the Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority, self-regulatory organization (including The Nasdaq Stock Market (“Nasdaq”)) or other person in connection with the execution, delivery and performance of this Agreement (including, without limitation, the issuance of the Offered Shares), other than (i) filings required by applicable state securities laws, (ii) the filing of the Registration Statement pursuant to Section 5 below, (iii) the filing of a Notice of Exempt Offering of Securities on Form D with the SEC under Regulation D of the Securities Act, (iv) those required by Nasdaq, including with respect to obtaining shareholder approval, (v) those required to consummate the Transaction as provided under the Merger Agreement, (vi) the filing of notification under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, if applicable, and (vii) the failure of which to obtain would not be reasonably likely to have a Company Material Adverse Effect or have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Offered Shares.

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(g) Except for such matters as have not had and would not be reasonably likely to have a Company Material Adverse Effect or have a material adverse effect on the Company’s ability to consummate the transactions contemplated hereby, including the issuance and sale of the Offered Shares, as of the date hereof, there is no (i) suit, action, proceeding or arbitration before a governmental authority or arbitrator pending, or, to the knowledge of the Company, threatened in writing against the Company or (ii) judgment, decree, injunction, ruling or order of any governmental authority or arbitrator outstanding against the Company.

(h) The issued and outstanding shares of Common Stock are registered pursuant to Section 12(b) of the Exchange Act and are listed for trading on Nasdaq under the symbol “LFAC.” There is no suit, action, proceeding or investigation pending or, to the knowledge of the Company, threatened against the Company by Nasdaq or the SEC with respect to any intention by such entity to deregister the Common Stock or prohibit or terminate the listing of the shares of Common Stock on Nasdaq. The Company has taken no action that is designed to terminate the registration of the shares of Common Stock under the Exchange Act.

(i) The Company will use its reasonable best efforts to cause the Offered Shares to be approved for listing on Nasdaq upon their issuance.

(j) Assuming the accuracy of Subscriber’s representations and warranties set forth in Section 5 of this Agreement, no registration under the Securities Act is required for the offer and sale of the Offered Shares by the Company to Subscriber.

(k) Neither the Company nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with any offer or sale of the Offered Shares.

(l) As of the date immediately prior to the date of this Agreement, the Company had $141,970,563.17 in the Trust Account (as defined below).

(m) At the time of the Purchase Commencement Date, to the knowledge of the Company, the Subscriber shall not be, nor shall it be deemed to be, in possession of material non-public information received from the Company or any of its officers, directors or employees.

(n) On the date hereof, the Company shall publicly file the Merger Agreement, the investor presentation provided to Subscriber and the form of this Agreement with the SEC on a Current Report on Form 8-K and each such document shall be identical in all material respects with such documents provided to the Subscriber.

7. Understandings. The Subscriber understands, acknowledges and agrees with the Company as follows:

(a) Such Subscriber hereby acknowledges and agrees that, subject to the terms and conditions of this Agreement, except as required by Law, such Subscriber is not entitled to cancel, terminate or revoke this Agreement or any agreements of such Subscriber hereunder, and that this Agreement and such other agreements shall survive the death or disability of such Subscriber and shall be binding upon and inure to the benefit of the parties and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. If such Subscriber is more than one person, the obligations of such Subscriber hereunder shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his/her heirs, executors, administrators, successors, legal representatives and permitted assigns.

(b) The issuance of the Utilization Fee Shares and the Additional Fee Shares is intended to be exempt from registration, which is dependent upon the truth, completeness and accuracy of the statements made by such Subscriber herein.

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(c) There is only a limited public market for the Common Stock. There can be no assurance that the Subscriber will be able to sell or dispose of the Offered Shares.

(d) The representations and warranties of such Subscriber contained in this Agreement and in any other writing delivered in connection with the transactions contemplated hereby shall be true and correct in all respects on and as of the date hereof and the date of the issuance of the Utilization Fee Shares and the Additional Fee Shares as if made on and as of such date and such representation and warranties and all agreements of such Subscriber contained herein and in any other writing delivered in connection with the transactions contemplated hereby.

(e) The Company is a blank check company with the powers and privileges to effect a merger, asset acquisition, reorganization or similar business combination involving the Company and one or more businesses or assets. The Subscriber further acknowledges that, as described in the Company’s prospectus dated June 18, 2018 (the “Prospectus”) relating to the Company’s initial public offering, available at www.sec.gov, substantially all of the Company’s assets consist of the cash proceeds of the Company’s initial public offering and private placements of its securities, and substantially all of those proceeds have been deposited in a trust account (the “Trust Account”) for the benefit of the Company, its public shareholders and the underwriters of the Company’s initial public offering. The Subscriber, on behalf of itself and its affiliates and representatives, hereby irrevocably waives any and all right, title and interest, or any claim of any kind they have or may have in the future, in or to any monies held in the Trust Account, and agrees not to seek recourse against the Trust Account as a result of, or arising out of, this Agreement.

(f) The Company, the Placement Agents and others will rely on the acknowledgments, understandings, agreements, representations and warranties contained in this Agreement. Prior to the date of the Merger Closing, the Subscriber agrees to promptly notify the Company if any of the acknowledgments, understandings, agreements, representations and warranties set forth herein are no longer accurate. The Subscriber agrees that the issuance of the Offered Shares to Subscriber by the Company will constitute a reaffirmation of the acknowledgments, understandings, agreements, representations and warranties herein (as modified by any such notice) by such Subscriber as of the time of such issuance.

(g) The Company is entitled to rely upon this Agreement and is irrevocably authorized to produce this Agreement or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

(h) The Subscriber’s identity and the issuance of the Offered Shares, as well as the nature of the Subscriber’s obligations hereunder, may be disclosed in any public announcement or disclosure required by the SEC and in any registration statement, proxy statement, consent solicitation statement or any other SEC filing to be filed by the Company in connection with such issuance and/or the Transaction.

(i) The Subscriber’s obligation to acquire its Purchase Allocation is conditioned upon the Company entering into forward purchase and subscription agreements in the form as this Agreement with aggregate purchase allocations of at least $35 million under all such agreements (collectively, the “FPAs”), including, for the avoidance of doubt, the Purchase Allocation contained in this Agreement.

8. Survival. All representations, warranties and covenants contained in this Agreement shall survive (i) the acceptance of this Agreement by the Company and (ii) changes in the transactions, documents and instruments described herein which are not material or which are to the benefit of the Subscriber, in each case until the earlier of the (A) Merger Closing or (B) Termination Date. Notwithstanding the foregoing, if the Company does not receive the approval of its stockholders for the Extension, the Subscriber does not waive its rights to any liquidating distributions from the Trust Account upon the redemption of such Subscriber’s shares. The Subscriber acknowledges the meaning and legal consequences of the representations, warranties and covenants contained herein and that the Company has relied upon such representations, warranties and covenants in determining such Subscriber’s qualification and suitability to acquire the Offered Shares. For purposes of this Agreement, the “Termination Date” shall be the earlier of (y) the date on which the Merger Agreement is terminated in accordance with its terms or (z) December 22, 2020.

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9. Notices. Any notice or communication required or permitted hereunder shall be in writing and either delivered personally, sent by overnight mail via a reputable overnight carrier, or sent by certified or registered mail, return receipt requested and postage prepaid, and shall be deemed to be given and received (a) when so delivered personally, (b) when received by the addressee if sent by reputable overnight carrier, or (c) one (1) business day after the date of mailing if sent by certified or registered mail, in each case to the address below or to such other address or addresses as such person may hereafter designate by notice given hereunder

(a) if to the Company (prior to the Merger Closing), to the following address:

LF Capital Acquisition Corp.

600 Madison Avenue, New York, NY 10022
Attention: Scott Reed
E-mail: sreed@lfcapital.co

with a required copy to (which copy shall not constitute notice):

Dechert LLP
Three Bryant Park
1095 Avenue of the Americas
New York, NY 10036-6797
Attention: Martin Nussbaum; Christian A. Matarese
Email: martin.nussbaum@dechert.com; christian.matarese@dechert.com

(b) if after the closing of the Transaction, to the Company, to:

Landsea Homes Corporation
660 Newport Center Drive, Suite 300
Newport Beach, CA 92660
Attention: Franco Tenerelli
Email: ftenerelli@landsea.us

with a required copy to (which copy shall not constitute notice):

Gibson, Dunn & Crutcher LLP
200 Park Avenue
New York, New York 10166-0193
Attention: Dennis Friedman; Michael Flynn; Evan D’Amico
Email: dfriedman@gibsondunn.com; mflynn@gibsondunn.com; edamico@gibsondunn.com

(c) if to the Subscriber, to the address set forth on the signature page hereto.

(d) or at such other address as any party shall have specified by notice in writing to the others.

10. Notification of Changes. The Subscriber agrees and covenants to notify the Company immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Merger Closing. The Company agrees and covenants to notify the Subscriber immediately upon the occurrence of any event prior to the Merger Closing that would cause any representation, warranty, covenant or other statement contained in this Agreement to be false or incorrect or of any change in any statement made herein occurring prior to the Merger Closing.

11. Assignability. Neither this Agreement nor any rights that may accrue to the Subscriber hereunder may be transferred or assigned.

12. Amendments; Waiver. This Agreement may not be amended, modified, waived or terminated except by an instrument in writing, signed by the party against whom enforcement of such amendment, modification, waiver, or termination is sought, and no modification, waiver or amendment of this Agreement may be agreed or otherwise consented to by the Company without the prior written consent of LHC and Landsea.

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13. Additional Information. The Company may request from the Subscriber such additional information as the Company may deem necessary to evaluate the eligibility of the Subscriber to acquire the Offered Shares, and the Subscriber shall provide such information as may reasonably be requested, to the extent readily available and to the extent consistent with its internal policies and procedures.

14. Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, successors and assigns, and the agreements, representations, warranties and acknowledgments contained herein shall be deemed to be made by and be binding upon such heirs, executors, administrators, successors, legal representatives and assigns. This Agreement does not confer any rights or remedies upon any person or entity other than the parties hereto and their heirs, successors and permitted assigns; provided, however, that notwithstanding anything to the contrary herein, the Company and the Subscriber acknowledges that money damages would not be an adequate remedy at Law if the Subscriber fails to perform in any material respect any of its obligations hereunder and accordingly agree that each party, in addition to any other remedy to which it may be entitled at Law or in equity, shall be entitled to seek (in addition to any other remedy to which such party is entitled at law, in equity, in contract, in tort or otherwise) an injunction or similar equitable relief restraining such party from committing or continuing any such breach or threatened breach or to seek to compel specific performance of the obligations of any other party under this Agreement, without the posting of any bond, in accordance with the terms and conditions of this Agreement in any court of the United States or any State thereof having jurisdiction, and if any action should be brought in equity to enforce any of the provisions of this Agreement, none of the parties hereto shall raise the defense that there is an adequate remedy at Law.

15. Agreement. This Agreement constitutes the entire agreement, and supersedes all other prior agreements, understandings, representations and warranties, both written and oral, among the parties, with respect to the subject matter hereof. The parties hereto acknowledge and agree that each of LHC and Landsea has relied on this Agreement and, accordingly, that each of LHC and Landsea is an express third party beneficiary of this Agreement entitled to the rights and benefits hereunder and to enforce the provisions hereof as if it was a party hereto. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto, LHC and Landsea, and each of their respective successors and assigns. In addition, each of the parties hereto further acknowledges and agrees that each Placement Agent is a third-party beneficiary of the representations and warranties of the respective parties contained in Section 5 and Section 6 of this Agreement. This Agreement constitutes a single agreement between the Company and the Subscriber and shall not be deemed to create any joint liability with any other subscriber under the FPAs.

16. Governing Law. This Agreement and any claims or causes of action hereunder based upon, arising out of or related to this Agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this Agreement, shall be governed by, and construed in accordance with, the laws of the state of Delaware, without regard to the principles of conflicts of laws that would otherwise require the application of the law of any other state.

17. Jurisdiction. Each party hereto irrevocably submits to the exclusive jurisdiction of the federal courts whose districts encompass any part of the District of Delaware or the Court of Chancery of the State of Delaware (or, if the Court of Chancery of the State of Delaware lacks jurisdiction, then in the applicable Delaware state court) solely in respect of the interpretation and enforcement of the provisions of this Agreement and the documents referred to in this Agreement and in respect of the transactions contemplated hereby, and hereby waives, and agrees not to assert, as a defense in any action, suit or proceeding for interpretation or enforcement hereof or any such document that is not subject thereto or that such action, suit or proceeding may not be brought or is not maintainable in said courts or that venue thereof may not be appropriate or that this Agreement or any such document may not be enforced in or by such courts, and the parties hereto irrevocably agree that all claims with respect to such action, suit or proceeding shall be heard and determined by such a Delaware state or federal court. The parties hereby consent to and grant any such court jurisdiction over the person of such parties and over the subject matter of such dispute and agree that mailing of process or other papers in connection with such action, suit or proceeding to the address at the signature page herein or in such other manner as may be permitted by law shall be valid and sufficient service thereof.

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18. Waiver of Jury Trial. Each party acknowledges and agrees that any controversy which may arise under this Agreement or the transactions contemplated hereby is likely to involve complicated and difficult issues, and therefore each such party hereby irrevocably and unconditionally waives any right such party may have to a trial by jury in respect of any litigation directly or indirectly arising out of or relating to this Agreement or the transactions contemplated by this Agreement. Each party certifies and acknowledges that (i) no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce the foregoing waiver; (ii) such party understands and has considered the implications of the foregoing waiver; (iii) such party makes the foregoing waiver voluntarily and (iv) such party has been induced to enter into this Agreement by, among other things, the mutual waiver and certifications in this Section 18.

19. Severability. If any provision of this Agreement or the application thereof to the Subscriber or any circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provision to other subscriptions or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.

20. Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent or intent of this Agreement or any provision hereof. The rule of construction that an agreement shall be construed strictly against the drafter shall not apply to this Agreement.

21. Counterparts; Facsimile. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement. A facsimile or other electronic transmission (including by electronic mail or in .pdf) of this signed Agreement shall be legal and binding on all parties hereto.

22. Counsel. The Subscriber hereby acknowledges that the Company and its counsel represent the interests of the Company and not those of the Subscriber in any agreement (including this Agreement) to which the Company is a party.

[Signature Page to Follow]

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IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first written above.

LF CAPITAL ACQUISITION CORP.

By: _______________________________
Name:
Title:

LEVEL FIELD CAPITAL LLC

By: ________________________________
Name:
Title:

[Signature Page to Forward Purchase and Subscription Agreement]

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IN WITNESS WHEREOF, the undersigned Subscriber hereby executes, delivers, joins in and agrees to be bound by the Forward Purchase and Subscription Agreement by and among LF Capital Acquisition Corp, Level Field Capital LLC and the Subscriber (as defined therein) to which this Signature Page is attached as a Subscriber thereunder, which, together with all counterparts of such agreements and signature pages of other parties to such agreements, shall constitute one and the same document in accordance with the terms of such agreements.

Purchase Allocation: $[________]
Name of Investor:	State/Country of Formation or Domicile:

By:
Name:
Title:

Name in which Offered Shares are to be registered (if different):	Date: _______________, 2020
Investor’s EIN:

Business Address-Street:	Mailing Address-Street (if different):
City, State, Zip:	City, State, Zip:

Attn:__________________	Attn:__________________

Telephone No.:	Telephone No.:
Facsimile No.:	Facsimile No.:

[Signature Page to Forward Purchase and Subscription Agreement]

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SCHEDULE A
ELIGIBILITY REPRESENTATIONS OF THE SUBSCRIBER

A.        QUALIFIED INSTITUTIONAL BUYER STATUS

(Please check the applicable subparagraphs):

☐ We are a “qualified institutional buyer” (as defined in Rule 144A under the Securities Act).

B.        INSTITUTIONAL ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

☐	We are an “accredited investor” (within the meaning of Rule 501(a) under the Securities Act. for one or more of the following reasons (Please check the applicable subparagraphs):

☐	We are a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐	We are a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	We are an insurance company, as defined in Section 2(13) of the Securities Act.

☐	We are an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.
☐	We are a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
☐	We are a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.
☐	We are an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million, or a self-directed plan with investment decisions made solely by persons that are accredited investors.

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☐	We are a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
☐	We are a corporation, Massachusetts or similar business trust, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.
☐	We are a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.
☐	We are an entity in which all of the equity owners are accredited investors.

C. ACCREDITED INVESTOR STATUS

(Please check the applicable subparagraphs):

☐	The Subscriber is an “accredited investor” within the meaning of Rule 501(a) under the Securities Act for one or more of the following reasons:

☐	The Subscriber is a bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

☐	The Subscriber is a broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.

☐	The Subscriber is an insurance company, as defined in Section 2(13) of the Securities Act.

☐	The Subscriber is an investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.

☐	The Subscriber is a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

☐	The Subscriber is a plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of $5 million.

☐	The Subscriber is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million.

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☐	The Subscriber is a private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

☐	The Subscriber is a corporation, Massachusetts or similar business trust, limited liability company, or partnership, or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of $5 million.

☐	The Subscriber is a trust with total assets in excess of $5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

☐	The Subscriber is a director or executive officer of the Company.

☐	The Subscriber is a natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his or her purchase exceeds $1,000,000. For purposes of calculating a natural person’s net worth: (a) the person’s primary residence must not be included as an asset; (b) indebtedness secured by the person’s primary residence up to the estimated fair market value of the primary residence must not be included as a liability (except that if the amount of such indebtedness outstanding at the time of calculation exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of the primary residence, the amount of such excess must be included as a liability); and (c) indebtedness that is secured by the person’s primary residence in excess of the estimated fair market value of the residence must be included as a liability.

☐	The Subscriber is a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

☐	The Subscriber is an entity in which all of the equity owners are accredited investors meeting one or more of the above tests.

D.        AFFILIATE STATUS

(Please check the applicable box)

THE SUBSCRIBER:

☐ is:

☐ is not:

an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company, the Merger Sub, LHC or Landsea, or acting on behalf of an affiliate of the Company, the Merger Sub, LHC or Landsea.

This page should be completed by the Subscriber and constitutes a part of the Agreement.

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